                                                                 Exhibit 10.14



                          AMENDMENT OF PROMISSORY NOTE



     This Amendment of Promissory Note is made as of August 1, 1997, between KeraVision, Inc. (the "COMPANY") and Thomas A. Silvestrini (the "PURCHASER").

     The Promissory Note ("NOTE") executed by the Purchaser on September 26, 1995, under which the Purchaser promised to pay to the Company $28,271.44, plus interest, on or before September 26, 1997, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $3,159.09, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $31,425.53.

     (2) The due date of all principal and interest under the Note is hereby extended to August 1, 1999.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 5.83% per annum, compounded semi-annually, to 5.79% per annum, compounded semi-annually.



KERAVISION, INC.                  THOMAS A. SILVESTRINI


/s/ Mark Fischer-Colbrie          /s/ Thomas A. Silvestrini
--------------------------        ---------------------------
Signature                          Signature


By: Mark Fischer-Colbrie
    --------------------
     Print Name

Title:   V.P. Finance & Administration
         -----------------------------

                          AMENDMENT OF PROMISSORY NOTE



     This Amendment of Promissory Note is made as of August 1, 1997, between KeraVision, Inc. (the "COMPANY") and Thomas A. Silvestrini (the "PURCHASER").

     The Promissory Note ("NOTE") executed by the Purchaser on November 7, 1993, under which the Purchaser promised to pay to the Company $112,500.00, plus interest, on or before October 21, 1997, is hereby amended as follows:

     (1) The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $21,974.28, which amount is hereby added to the original principal amount of the Note, so that the principal as of the date hereof is $134,474.28.

     (2) The due date of all principal and interest under the Note is hereby extended to August 1, 1999.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 4.86% per annum, compounded semi-annually, to 5.79% per annum, compounded semi-annually.



KERAVISION, INC.                  THOMAS A. SILVESTRINI


/s/ Mark Fischer-Colbrie          /s/ Thomas A. Silvestrini
--------------------------        ----------------------------
Signature                         Signature


By: Mark Fischer-Colbrie
    --------------------
     Print Name

Title:   V.P. Finance & Administration
         -----------------------------

                          AMENDMENT OF PROMISSORY NOTE



     This Amendment of Promissory Note is made as of August 1, 1997, between KeraVision, Inc. (the "COMPANY") and Mark Fisher-Colbrie (the "PURCHASER").

     The Promissory Note ("NOTE") executed by the Purchaser on November 7, 1993, under which the Purchaser promised to pay to the Company $28,125.00, plus interest, on or before October 21, 1997, is hereby amended as follows:

     (1) On October 24, 1996, the Company forgave $5,000 of the principal amount of this Note. The Company and the Purchaser hereby agree that the interest due with respect to the Note as of the date hereof is $5,303.65, which amount is hereby added to the original principal amount of the Note less the $5,000 forgiveness of principal by the Company, such that the principal as of the date hereof is $28,428.65.

     (2) The due date of all principal and interest under the Note is hereby extended to August 1, 1999.

     (3) The interest rate of the Note changes as of this Amendment Date from the original 4.86% per annum, compounded semi-annually, to 5.79% per annum, compounded semi-annually.



KERAVISION, INC.                 MARK FISHER-COLBRIE


/s/ Thomas M. Loarie             /s/ Mark Fischer-Colbrie
-----------------------          ----------------------------
Signature                        Signature


By: Thomas M. Loarie
    ----------------
     Print Name

Title:   President & CEO
         ---------------